UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported) January 10, 2001

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

             (State or other      (Commission       (I.R.S. Employer
               jurisdiction       File Number)     Identification No.)
             of incorporation)

                 Delaware           1-14036           43-1581814


                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-6568


                                 Not Applicable
         (Former name or former address, if changed since last report.)

                                    FORM 8-K
                                DST SYSTEMS, INC.

ITEM 1  CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5 OTHER EVENTS
Not applicable.

ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS
Not applicable.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
Not applicable.

ITEM 8  CHANGE IN FISCAL YEAR
Not applicable.

ITEM 9  REGULATION FD DISCLOSURE

The information in this Report is being furnished, not filed, pursuant to Regulation FD. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of DST Systems, Inc.

At a Merrill Lynch, Pierce, Fenner & Smith Incorporated Computer Services Outlook 2001 Conference on January 10, 2001, Registrant disclosed the following ESTIMATED statistics for the year ended December 31, 2000:

   a.       Mutual Fund Shareholder Accounts Serviced

                                                        % increase from 12/31/99
            US                71.9 Million                        27.5%
            Canada             1.5 Million                       (37.5%)
            UK                 2.7 Million                        35%

   b.       New US Client Mutual Fund Shareholder Accounts

            5.8 Million Fund Shareholder accounts were converted in the 4th Quarter, 2000.

   c.       AWD Workstations Licensed
                                                        % increase from 12/31/99
            US                        48,300                     34.9%
            International             24,700                     12.8%

   d.       Output Solutions

            Invoice Presentation
                     1.2 Billion invoices mailed; 12% increase over 12/31/99

            Statements
                     701 Million statements mailed; 14.9% increase over 12/31/99

   e.       Customer Management

            Cable and Satellite TV Subscribers Supported
                     US               34.1 Million
                     International     9.8 Million

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DST Systems, Inc.

                                       /s/ Robert C. Canfield
                                       ----------------------
                                       Senior Vice President, General Counsel,
                                       Secretary

Date:  January 10, 2001